The Sentinel Funds

Class A, Class B, Class C, Class D and Class S

Supplement dated September 15, 2009

to the Prospectus dated March 31, 2009, as supplemented to date

The Board of Directors of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Reorganization”) of the Sentinel Government Money Market Fund (the “Sentinel Government Money Market Fund”), a series of the Corporation, into the U.S. Government Portfolio of the Daily Income Fund (the “U.S. Government Portfolio,” and, together with the Sentinel Government Money Market Fund, the “Funds”).  These two Funds pursue substantially similar investment strategies and possess substantially similar investment policies.

Under the terms of the Reorganization, the Sentinel Government Money Market Fund will transfer its assets into the U.S. Government Portfolio, and in exchange, shareholders of both Class A and Class B shares of the Sentinel Government Money Market Fund will receive shares of the Institutional Service Class of the U.S. Government Portfolio equal in aggregate net asset value to the aggregate net asset value of their Class A or Class B shares, as applicable, of the Sentinel Government Money Market Fund.

Shareholder approval is NOT required to effect the Reorganization.  Shareholders of the Sentinel Government Money Market Fund will be receiving a Combined Prospectus/Information Statement, which describes in more detail the U.S. Government Portfolio and the terms of the Reorganization.

It is anticipated that the Reorganization will be consummated on or about November 13, 2009, provided that the conditions precedent to the Reorganization have been satisfied or waived.